UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2017

BioTime, Inc.

(Exact name of registrant as specified in its charter)

001-12830	California	94-3127919
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Atlantic Avenue, Suite 102, Alameda, California	94501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 521-3390

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed as an amendment to the Current Report on Form 8-K filed by BioTime, Inc. (the “Company”) on July 6, 2017 (the “Original 8-K”). The Original 8-K was filed to report the results of the matters submitted to a vote at the Company’s 2017 Annual Meeting of Shareholders held on June 29, 2017 (the “Annual Meeting”), which was adjourned only with respect to a new Proposal 6 seeking shareholder approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares, no par value, that the Company may issue from 125,000,000 shares to 150,000,000 shares. This Amendment No.1 (i) reports the voting results of Proposal 6 voted upon at the reconvened Annual Meeting held on August 9, 2017 (the “Reconvened Annual Meeting”), (ii) discloses the Board of Directors’ (the “Board”) decision regarding the frequency of future shareholder advisory votes on executive compensation, and (iii) discloses the filing of the Restated Articles of Incorporation of the Company to confirm the authorized common shares. Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Original 8-K, and this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2017, the Company filed Restated Articles of Incorporation with the California Secretary of State to restate its Articles of Incorporation as currently in effect, including all previously filed amendments to the Articles of Incorporation and the amendment approved by shareholders at the Reconvened Annual Meeting on August 9, 2017. A proposal to increase the Company’s authorized common shares from 125,000,000 to 150,000,000 was submitted and approved at the 2016 Annual Meeting of Shareholders held on June 9, 2016, and the Company submitted a Certificate of Amendment of the Company’s Articles of Incorporation with the Secretary of State of the State of California on June 15, 2016 following such approval. The Restated Articles of Incorporation confirms that the authorized number of common shares is 150,000,000 and makes no other changes to the Articles of Incorporation.

This summary of Restated Articles of Incorporation is qualified in its entirety by reference to the Restated Articles of Incorporation filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 9, 2017, at the Reconvened Annual Meeting, Proposal 6 was adopted by the margin indicated below. There were 83,430,473 shares present in person or by proxy at the Reconvened Annual Meeting. Proposal 6 is described in detail in Amendment No. 1 to the Company’s Proxy Statement, filed with the Securities and Exchange Commission on July 13, 2017.

The amendment of the Articles of Incorporation was approved by the following votes:

Votes for	79,515,861
Votes against	2,827,562
Abstentions	1,087,050

As previously reported, at the Annual Meeting a non-binding, advisory vote was taken on the frequency of future advisory votes on executive compensation. At the Annual Meeting, consistent with the recommendation of the Board, the Company’s shareholders cast the greatest number of votes in favor of holding future advisory votes on executive compensation every “One Year”.

In light of this advisory vote and in accordance with the Board’s previous recommendation, the Board has determined that the Company will continue to hold future advisory votes on executive compensation on an annual basis until the next required advisory vote on this matter is held.

Item 9.01	Financial Statements and Exhibits.

Number	Description
3.1	Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTime, Inc.

Date: August 14, 2017
/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer

EXHIBIT INDEX

Number	Description
3.1	Restated Articles of Incorporation